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                                                                  EXHIBIT 10.14



                            STOCK PURCHASE AGREEMENT

              This STOCK PURCHASE AGREEMENT, dated as of January 4, 1997 (the "Agreement"), between Pioneer Companies, Inc., a Delaware corporation (the "Company"), and Michael J. Ferris (the "Purchaser").

              WHEREAS, pursuant to the Executive Employment Agreement (the "Employment Agreement"), dated as of the date hereof, between the Company and the Purchaser, the Company has agreed to employ the Purchaser, and the Purchaser has agreed to be employed by the Company upon and subject to the terms therein;

              WHEREAS, the Company desires to sell 150,000 shares (the "Shares") of the Class A common stock, par value $.01 per share of the Company (the "Common Stock") to the Purchaser; and

              WHEREAS, the Purchaser desires to purchase the Shares upon the terms and subject to the conditions set forth in this Agreement;

              NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:


              Section 1. Sale and Purchase of Securities. (a) Subject to the terms and conditions set forth herein, on the Closing Date (as defined herein), the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company the Shares for a cash payment per share equal to the average of the closing sale prices of the Common Stock as reported on the NASDAQ National Market System on the days during which the Common Stock was traded during the thirty (30) consecutive trading days immediately preceding the date hereof (the "Purchase Price").

              (b) The sale and purchase of the Shares shall be effected by the Company's execution and delivery to the Purchaser of a duly executed stock certificate evidencing the Shares registered in his name, and by the delivery by the Purchaser to the Company of the Purchaser's check in the amount of the purchase price of the Shares.

              (c) The closing of the transactions hereunder (the "Closing") shall take place on such day on or prior to the forty-fifth day (or if not a business day the next succeeding business day) after the date hereof as specified in a notice from the Company to the Purchaser (the "Closing Date").

              Section 2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

              (a) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has
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all requisite power and authority to execute, deliver and perform this
Agreement and to issue, sell and deliver the Shares hereunder.

              (b) Authorization, Enforceability. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the issuance, sale and delivery of the Shares hereunder has been taken. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

              Section 3. Representations of the Purchaser. The Purchaser hereby represents and warrants as follows:

              (a) Validity of Agreement. This Agreement has been duly executed by the Purchaser and constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

              (b) No Consents. The execution, delivery and performance by the Purchaser of this Agreement does not require any consent or approval of any person or entity.

              (c)           Investment Representations.

                            (i) The Purchaser is acquiring the Shares solely for his own account as principal, for investment purposes only, and not with a view to, or for, subdivision, resale, distribution or fractionalization thereof, in whole or in part, or for the account, in whole or in part, of others, and no other person or entity has a direct or indirect beneficial interest in the Shares; further, the Purchaser intends to hold the Shares as an investment and does not presently anticipate any change in circumstances or other particular occasion or event that would cause him to attempt to sell any of the Shares;

                            (ii) the Purchaser understands that no federal or state agency has made any finding or determination as to the fairness of this investment and that the sale of the Shares is intended to be exempt from registration both under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities law, and, in furtherance thereof, the Purchaser represents and warrants to, and agrees with, the Company that he has the financial ability to bear the economic risk of his investment, and has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Shares;

                            (iii) the Purchaser has been given the opportunity to ask questions of, and receive information and answers from, the Company concerning matters pertaining to the Company and its business and affairs and this investment, and all such questions have

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         been answered, and all such information has been provided, to his satisfaction and he has determined that the Shares are a suitable investment for him and that at this time he could bear the complete loss of his investment;

                          (iv) the Purchaser is not relying on the Company in regard to the tax and other personal financial considerations related to this investment, and the Purchaser has, to the extent he deems it necessary, relied on the advice of, or has consulted with, only his own advisors;

                          (v) the Purchaser will not sell or otherwise transfer the Shares without registration under the Securities Act, and applicable state securities laws or unless the Company has received an appropriate opinion of counsel reasonably acceptable to it that registration thereunder is not required, and fully understands and agrees that he must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under any applicable state securities laws and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available. The Purchaser understands that the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration under the Securities Act or any state securities laws; and

                          (vi) the Purchaser is a resident of the state specified for the Purchaser in Section 6 hereof.


                  Section 4. Legend. Any certificates evidencing the Shares shall bear the following legend:

                          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred or sold except pursuant to an effective registration statement under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to Pioneer Companies, Inc., qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder."


                  Section 5. Condition to Obligations of the Parties. The obligations of the Company and the Purchaser to consummate the transactions contemplated by this Agreement are subject to the continued effectiveness of the transactions contemplated by the Employment Agreement as of the Closing Date.

                  Section 6. Notices. All communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile or by overnight courier or by registered or certified mail, postage prepaid: (i) if to the Company, at 165 Mason Street, Greenwich, Connecticut

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06830, Attention:  William L. Mahone, facsimile number 203-629-8554; and (ii)
if to the Purchaser at 1273 Branchwater Lane, Birmingham, Alabama 35216.

                  Section 7. Fees and Expenses. All costs, fees and expenses incurred in connection with this Agreement ("Costs") shall be paid by the party incurring such Costs.

                  Section 8. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement, all of which are merged into this Agreement.

                  Section 9. Amendments. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

                  Section 10.    Counterparts.  This Agreement may be
executed in two counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                  Section 11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW PROVISIONS THEREOF.


                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        PIONEER COMPANIES, INC.



                                        By: /s/ PHILIP J. ABLOVE
                                           ------------------------------------
                                            Name:  Philip J. Ablove
                                            Title: Vice President



                                            /s/  MICHAEL J. FERRIS
                                            -----------------------------------
                                            Michael J. Ferris

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